[Transamerica Life Insurance Company Letterhead]

January 9, 2004

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	PFL Variable Annuity Fund II

File No. 811- 02411, CIK 0000078011

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), PFL Variable Annuity Fund II, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the underlying management investment company ING Emerging Countries Fund. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on January 8, 2004, ING Emerging Countries Fund filed its annual report with the Commission via EDGAR (CIK: 0000895430). To the extent necessary, that filing is incorporated herein by reference.

Very truly yours,

Transamerica Life Insurance Company

/s/    Darin D. Smith

Darin D. Smith

Assistant General Counsel

Financial Markets Group